UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2022, the Board of Directors (the “Board”) of Orion Group Holdings, Inc. (the “Company”) appointed Travis J. Boone, President and Chief Executive Officer of the Company, to serve as a Class I Director effective November 17, 2022. Mr. Boone’s term will expire at the 2023 Annual Meeting of Stockholders. In conjunction with its annual director nomination process, the Nominating and Governance Committee will propose Mr. Boone’s for election by the stockholders at the 2023 annual meeting to continue to serve as a Class I Director with a term three years until the 2026 Annual Meeting of Stockholders.

With Mr. Boone’s appointment, the Board will consist of three Class I members with terms expiring in 2023, three Class II members with terms expiring in 2024, and two Class III members with terms expiring in 2025.

Mr. Boone was named President and Chief Executive Officer, effective September 12, 2022. Mr. Boone, served as a regional Chief Executive of AECOM and legacy companies since May 2017 and other key positions since 1999. From 1986 to 1999 he held various positions with several contracting companies in the utility/pipeline construction and commercial building construction industries. He is a Professional Engineer and Board-Certified Safety Professional. Mr. Boone graduated from New Mexico State University with a Bachelor of Science degree in Civil/Structural Engineering and has an Associate of Arts degree in Business Administration from Mid-American Christian University.

As an employee of the Company, Mr. Boone will receive no additional compensation for his service on the Board nor will he serve on any of the Board’s three standing committees.

A copy of the Company’s press release announcing the appointment of Mr. Boone is attached as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

A copy of the press release dated November 21, 2022 announcing the appointment of Mr. Boone to the Board of Directors described in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Index

Exhibit No.	Description
99.1	Press release issued November 21, 2022 announcing the appointment of Travis J. Boone to the Board of Directors.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: November 21, 2022	By:	/s/ Peter R. Buchler
Secretary